THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                                USA FINANCE, INC.

                             Void after May 1, 2001

      This certifies that, for value received, Stephen E. Michaelson ("Holder"), is entitled, subject to the terms set forth below, to purchase from USA Finance, Inc. (the "Company"), a Delaware corporation, shares of the Common Stock of the Company (the "Shares"), as constituted on May 1, 1996, the effective date hereof (the "Option Issue Date"), with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of the shares are subject to adjustment as provided below. The options granted hereunder are intended to be treated as non-qualified stock options and will not be treated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

      1. Term of Option. Subject to compliance with the vesting provisions identified at Paragraph 2.3 hereafter, this Option shall be exercisable, in whole or in part, during the term commencing on the Option Issue Date and ending at 5:00 p.m. on May 1, 2001, and shall be void thereafter.

      2. Exercise Price, Number of Shares and Vesting Provisions.

            2.1 Exercise Price. The Exercise Price at which this Option may be exercised shall be in accordance with Section 2.3 below, as adjusted pursuant to
Section 11 hereof.

            2.2 Number of Shares. Subject to compliance with the vesting provisions identified at Paragraph 2.3 hereafter, the number of shares of the Company's Common Stock, $.001 par value per share ("Common Stock") which may be purchased pursuant to this Option shall be 410,000 shares, as adjusted pursuant to Section 11 hereof.

            2.3 Vesting. The Options granted hereunder shall vest in accordance with the following schedule:

                  (i) 110,000 Options shall vest immediately upon the Option Issue Date and have an Exercise Price of $4.00 per share of Common Stock;

                  (ii) 100,000 Options shall vest on the first anniversary of the Option Issue Date and have an exercise price of $5.00 per share of Common Stock, provided Optionee remains continuously employed by the Company from the Option Issue Date through the first anniversary of the Option Issue Date;

                  (iii) 100,000 Options shall vest on the second anniversary of the Option Issue Date and have an exercise price of $6.00 per share of Common Stock, provided Optionee remains continuously employed by the Company from the Option Issue Date through the second anniversary of the Option Issue Date; and

                  (iv) 100,000 Options shall vest on the third anniversary of the Option Issue Date and have an exercise price of $7.00 per share of Common Stock, provided Optionee remains continuously employed by the Company from the Option Issue Date through the third anniversary of the Option Issue Date.

            2.4 Immediate Vesting. Notwithstanding the provisions of Paragraph
2.3 hereof, all of the Options shall immediately vest and become immediately exercisable by Holder under any of the following circumstances:

                  (i) If a "change in control" of the Company occurs; or

                  (ii) If during the term hereof, Holder is terminated from the employ of the Company for any reason whatsoever other than for "cause" as such term is defined in the then effective Employment Agreement between the Company and Holder ("Employment Agreement"). If a dispute arises between the Holder and the Company as to the occurrence, or non-occurrence, as the case may be, of an event of "cause", such dispute shall be settled by arbitration in accordance with paragraph 16 of this Agreement.

      For purposes of subparagraph 2.4(i), the term "change in control" shall be deemed to have occurred if (i) any "Person" who is not an existing stockholder of the Company as of the date hereof (as the term "Person" is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), becomes, after the date hereof, the beneficial owner, directly or indirectly of securities of the Company representing twenty-five (25%) percent or more of the combined voting power of the Company's then outstanding securities in a transaction not approved by the Company's Board of Directors; (ii) there occurs a contested proxy solicitation of the Company's shareholders that results in the contesting party obtaining the ability to vote securities representing twenty-five (25%) percent or more of the combined voting power of the Company's then outstanding securities; or (iii) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted. For the purposes of subparagraphs (i) and (ii) above, a "change in control" shall not be deemed to have occurred provided: (a) at least a majority of the Company's Board of Directors continue in such capacity immediately following such transaction; and (b) the Holder (provided he is employed by the Company at that time) continues to hold substantially similar positions of employment with the Company immediately following such transaction as existed prior to the transaction.

            2.5. Death or Disability of Holder; Termination of Employment.

                  (a) If the Holder shall die, or become "disabled" (as such term is defined in the Employment Agreement), while in the employ of the Company, he or his estate, personal representatives, or beneficiary shall have the right, immediately following his death or disability, subject to the provisions of this Paragraph 2 hereof, to exercise that number of Options which he would have been entitled to exercise provided Holder had remained employed by the Company until the next anniversary of the Option Issue Date.

                  (b) In the event Holder's employment by the Company is terminated for "cause", as defined in the Employment Agreement, or Holder voluntarily terminates his employment with the Company, Holder shall have 30 days in which to exercise the Option (only to the extent that the Holder would have been entitled to do so as of the date of his termination) and thereafter, Holder's right in and to the Option shall lapse and terminate.

      3. Exercise of Option.

            (a) Subject to compliance with the vesting provisions identified at Paragraph 2.3 herein, the purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company).

            (b) This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

      4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

      5. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

      6. Rights of Stockholder. Except as otherwise contemplated herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

      7. Transfer of Option.

            7.1. Non-Transferability. Prior to vesting in accordance with paragraph 2 herein, the Option shall not be assigned, transferred, pledged or hypothecated in any way, nor subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. To the extent the Options have vested, transfers thereof which comply with the remaining provisions of this paragraph 7 may be undertaken upon the prior written consent of the Company, which consent shall not be unreasonably withheld. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of an execution, attachment, or similar process upon the Option, shall be null and void and without effect.

            7.2. Exchange of Option Upon a Transfer. On surrender of this Option for exchange, properly endorsed, the Company at its expense shall issue to or on the order of the Holder a new Option or Options of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, of the number of shares issuable upon exercise hereof.

      7.3. Compliance with Securities Laws; Restrictions on Transfers.

                  (a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the Holder will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment (unless such shares are subject to resale pursuant to an effective prospectus), and not with a view toward distribution or resale.

                  (b) Neither this Option nor any share of Common Stock issued upon exercise of this Option may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer an sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

                  (c) All Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

                  (d) Holder recognizes that investing in the Option and the Common Stock involves a high degree of risk, and Holder is in a financial position to hold the Option and the Common Stock indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Option and the Common Stock. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company's operation. Holder has had the opportunity to ask questions of, and receive answers from the management of the Company (and any person acting on its behalf) concerning the Option and the Common Stock and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision.

                  (e) Holder acknowledges and represents that (i) as a director and officer of the Company, he has reviewed such reports, documents and memoranda relative to the operations, finances and business affairs of the Company (all of such reports, documents and memoranda being referred to as the "Reports"), and that he has such knowledge and experience in financial and business matters that he is capable of utilizing the information set forth within the Reports concerning the Company to evaluate the risk of investing in the Company; (ii) that he has been advised that the Common Stock to be issued to him upon exercise of the Option by the Company will not be registered under the Act, except as otherwise provided in this Agreement, and accordingly, he may only be able to sell or otherwise dispose of such Common Stock in accordance with Rule 144 or except as otherwise provided in this Agreement; and (iii) that the Common Stock will be held for investment and not with a view to, or for resale in connection with the public offering or distribution thereof.

      7.4 Restrictions Upon Transfer.

            Notwithstanding anything to the contrary contained in this Paragraph 7, Holder may not, without the prior written consent of the Company, exercise and thereafter sell, transfer or otherwise dispose of the Option Shares until the "Registration Date" (as such term is defined at Paragraph 12.1 hereafter.)

      8. Reservation and Issuance of Stock.

            (a) The Company covenants that during the term that this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the shares upon the exercise of this Option, and from time to time will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Option.

            (b) The Company further covenants that all shares of Common Stock issuable upon the due exercise of this Option will be free and clear from all taxes or liens, charges and security interests created by the Company with respect to the issuance thereof, however, the Company shall not be obligated or liable for the payment of any taxes, liens or charges of Holder, or any other party contemplated by paragraph 7, incurred in connection with the issuance of this Option or the Common Stock upon the due exercise of this Option. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock upon the exercise of this Option. The Common Stock issuable upon the due exercise of this Option, will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

      9. Notices.

            (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Option.

            (b) All notices, advices and communications under this Option shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

                  If to the Company:

                  USA Finance, Inc.
                  1111 Park Centre Road
                  Miami Beach, FL   33169

                  Attn:  Mark Margolis

                  With a Copy to:

                  Stephen M. Cohen, Esquire
                  Buchanan Ingersoll, Professional Corporation
                  Two Logan Square, 12th Floor
                  18th & Arch Streets
                  Philadelphia, PA  19103-2771

                  and to the Holder:

                  at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

      10. Amendments.

            (a) Any term of this Option may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder, each future holder and the Company.

            (b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      11. Adjustments. The number of Shares of Common Stock purchasable hereunder and the Exercise Price is subject to adjustment from time to time upon the occurrence of certain events, as follows:

            11.1. Reorganization, Merger or Sale of Assets. If at any time while this Option, or any portion thereof, is outstanding and unexpired there shall be
(i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Option.

            11.2. Reclassification. If the Company, at any time while this Option, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 11.

            11.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price and the number of shares issuable upon exercise of this Option shall be proportionately adjusted.

            11.4. Adjustments for Dividends in Stock or Other Securities or Property. If while this Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by this Option as aforesaid during such period.

            11.5 The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Option against impairment.

      12. Registration Rights.

            12.1 The Company has agreed to, by no later than the "Registration Date" (as hereafter defined), file a Registration Statement on Form SB-2, or equivalent form (the "Registration Statement") with the Securities and Exchange Commission for the purpose of, among other things, registering for resale purposes the shares issuable upon exercise of the Options (the "Option Shares"). The Company's obligation in this regard, however, shall extend only to the inclusion of the Option Shares in a Registration Statement filed under the 1933 Act with the Securities and Exchange Commission ("SEC"). The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Option Shares or to otherwise assume any responsibility for the manner, price or terms of the distribution or resale of the Option Shares. The Company will use its best efforts to file the Registration Statement and have it declared effective as soon after the Registration Date as is practicable, and to keep such Registration Statement continuously effective for the term of the Options plus six (6) months. For the purposes hereof, the "Registration Date" shall be that date which occurs no later than two years following the date upon which the shares of the Company's Common Stock are listed for trading upon The NASDAQ Stock Market.

            12.2 All expenses incurred by the Company in connection with preparing and filing the Registration Statement shall be borne by the Company. Fees and expenses associated with the sale of the Option Shares shall be borne by Holder.

            12.3 In connection with the Registration Statement filed hereunder, Holder will furnish to the Company in writing such information with respect to the securities held by such Holder, and the proposed distribution by him as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such Holder's Option Shares in the Registration Statement. Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing. Holder agrees to indemnify Company for any and all losses, fines, penalties, legal fees and costs it becomes liable for in the event Holder provides the Company with false or misleading information.

            12.4 In connection with each registration pursuant to this Agreement, Holder agrees not to effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, Holder shall discontinue sales of Option Shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Option Shares, covered by such Registration Statement which remain unsold, and Holder shall notify the Company of the number of Option Shares registered which remain unsold immediately upon receipt of such notice from the Company.

      13. Severability. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Option in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Option shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      14. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Option and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      15. Jurisdiction. The Holder and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts in the County in which the headquarters of the Company is located, which as of the date hereof is Dade County, Florida. Service of process on the Company or the Holder in any action arising out of or relating to this Option shall be effective if mailed to such party at the address listed in Section 9 hereof.

      16. Arbitration. If a dispute arises as to interpretation of this Option, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Holder and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in the County in which the headquarters of the Company is located, which as of the date hereof is Dade County, Florida. The decision of a majority of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

      17. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement: (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of the Company's certificate of incorporation or by-laws; (iv) will not violate in any material respect, any law or regulation, including any and all Federal and state securities laws, or any order or decree of any court or governmental instrumentality; and (v) will not, in any material respect, conflict with or result in the breach or termination of, or constitute a default under any agreement or other material instrument to which the Company is a party or by which the Company is bound.

      18. Successors and Assigns. This Option shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

      IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers thereunto duly authorized.


Effective Date:  May 1, 1996

HOLDER                              USA FINANCE, INC.


/s/ Stephen E. Michaelson           BY: /s/ Mark Margolis
-------------------------               -------------------------------
Stephen E. Michaelson                       Executive Officer

                               NOTICE OF EXERCISE

TO:  [_____________________________]

      (1) The undersigned hereby elects to purchase _______ shares of Common Stock of [___________________________] pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full.

      (2) In exercising this Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

      (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:




                                     ___________________________________
                                     (Name)


                                     ___________________________________
                                     (Name)

___________________________          ___________________________________
(Date)                               (Signature)


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